Condensed Consolidated Statements of Operations Nine Months (unaudited) - USD ($)	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Other expenses
Income (Loss) before income taxes	$ 202,269		$ (513,045)
Provision for income taxes	0		0
Net Income (loss)	202,269		(513,045)
Cardio Diagnostics Member During Reverse Merger [Member]
Revenue
Operating expenses
Sales and marketing	16,369	44,825	65,573	65,099
Research and development	3,190	87,451	9,361	87,451
General and administrative expenses	1,127,316	57,475	2,083,460	264,927
Amortization	4,000	4,000	12,000	12,000
Total operating expenses	1,150,875	193,751	2,170,394	429,477
Other expenses
Acquisition related expense			(112,534)
Income (Loss) before income taxes	(1,150,875)	(193,751)	(2,282,928)	(429,477)
Provision for income taxes	0	0	0	0
Net Income (loss)	$ (1,150,875)	$ (193,751)	$ (2,282,928)	$ (429,477)